--------------------------------------------------------------------------------

                                      Exhibit 21

                                   MOBIL CORPORATION
                            Subsidiaries of the Registrant

--------------------------------------------------------------------------------

                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                      Owned by
                                                       Organized     Immediate
Level                                                under Laws of     Parent
-----                                                -------------   ----------

   1     Mobil Corporation   ...........................  Delaware
         Major Subsidiaries as of December 31, 1996:
   2       Mobil Business Resources Corporation.........  Delaware       100.00
   2       Mobil Equatorial Guinea Inc. ................  Delaware       100.00
   2       Mobil Exploration and Development
             Venezuela Inc. ............................  Delaware       100.00
   2       Mobil Exploration & Producing U.S. Inc. .....  Delaware       100.00
   2       Mobil Exploration and Producing North
             America Inc. ..............................  Nevada         100.00
   3         Mobil Investments Canada Inc. .............  Delaware        34.69*
   4           Mobil Oil Canada, Ltd. ..................  Canada         100.00
   3         Mobil Oil Exploration & Producing
               Southeast Inc............................  Delaware       100.00
   3         Mobil Oil Indonesia Inc. ..................  Delaware       100.00
   2       Mobil International Finance Corporation .....  Delaware       100.00
   3         Mobil Investments Inc. ....................  Delaware       100.00
   2       Mobil Land Development Corporation ..........  Delaware       100.00
   2       Mobil Natural Gas Inc. ......................  Delaware       100.00
   2       Mobil International Petroleum Corporation ...  Delaware       100.00
   3         Mobil de Colombia S.A. ....................  Colombia        80.07*
   3         General Petroleum Company, Inc. ...........  New York       100.00
   4           Mobil Oil do Brazil (Industria e
                 Comercio) Ltda. .......................  Brazil          10.00*
   4           Mobil Oil Egypt (S.A.E.) ................  Egypt             .36*
   3         Mobil Chemical International Ltd. .........  Delaware       100.00
   3         Mobil Exploration Norway Inc. .............  Delaware       100.00
   3         Mobil Oil Abu Dhabi Inc. ..................  Delaware       100.00
   3         Mobil Oil Aktiengesellschaft ..............  Germany         10.00*
   4           Mobil Erdgas-Erdoel GMBH ................  Germany        100.00
   4           Mobil Marketing Und Raffinerie GMBH .....  Germany        100.00
   5             Mobil Beteiligungs-und
                   Vertriebsgesellschaft MBH ...........  Germany        100.00
   3         Mobil Oil Cameroun ........................  Cameroun        99.98
   3         Mobil Oil Company de Colombia .............  Delaware       100.00
   4           Mobil de Colombia S.A. ..................  Colombia          .06*
   3         Mobil Oil Cote d'Ivoire ...................  Ivory Coast    100.00
   3         Mobil Oil do Brazil (Industria e
               Comercio) Ltda. .........................  Brazil          90.00*
   3         Mobil Oil East Africa Limited .............  Delaware       100.00
   3         Mobil Oil Egypt (S.A.E.) ..................  Egypt           99.28*
   3         Mobil Oil Francaise .......................  France          99.98
   4           Mobil Oil Maroc .........................  Morocco         12.45*
   3         Mobil Oil Malaysia Sendirian Berhad .......  Malaysia       100.00
   3         Mobil Oil Singapore Pte. Ltd. .............  Singapore      100.00
   3         Mobil Petroleum Company Inc. ..............  Delaware       100.00



(Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)


--------------------------------------------------------------------------------


Mobil                                - 30 -

--------------------------------------------------------------------------------

                                   Exhibit 21

                                MOBIL CORPORATION
                         Subsidiaries of the Registrant

--------------------------------------------------------------------------------

                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                      Owned by
                                                       Organized     Immediate
Level                                                under Laws of    Parent
-----                                                -------------   ---------

   1    Mobil Corporation (continued)
   2       Mobil International Petroleum
             Corporation (continued)
   3         Mobil Petroleum Company Inc. (continued)
   4           Mobil Australia Finance Company Inc. .... Delaware        100.00
   4           Mobil de Colombia S.A. .................. Colombia         16.28*
   4           Mobil Europe Inc. ....................... Delaware        100.00
   4           Mobil Exploration & Producing Australia
                 Pty Ltd ............................... Australia       100.00
   5             Ampolex Limited ....................... Australia        99.76
   4           Mobil Holdings (U.K.) Limited ........... Delaware        100.00
   5             Mobil Holdings (Europe and Africa)
                   Limited ............................. Delaware        100.00
   6               Mobil Oil Portuguesa, LDA. .......... Portugal         99.98*
   5             Mobil Holdings Limited ................ United Kingdom   99.93*
   6               Mobil Oil Company Limited ........... United Kingdom  100.00
   7                 Vacuum Oil Company Limited ........ United Kingdom   98.00*
   6               Mobil Trading and Supply Limited .... United Kingdom   99.90*
   6               Mobil Data Services Limited ......... United Kingdom  100.00
   7                 Mobil Services Company Limited      United Kingdom     .01*
   6               Mobil Services Company Limited ...... United Kingdom   99.99*
   7                 Vacuum Oil Company Limited ........ United Kingdom    2.00*
   7                 Superior Oil (U.K.) Limited ....... United Kingdom     .10*
   7                 Mobil Trading and Supply Limited .. United Kingdom     .10*
   7                 Mobil Oil Portuguesa, LDA . ....... Portugal           .02*
   5             Mobil North Sea Limited ............... Delaware        100.00
   5             Mobil Oil Hellas A.E. ................. Greece             .03*
   5             Superior Oil (U.K.) Limited ........... United Kingdom   99.90*
   4           Mobil Holdings Benelux Inc. ............. Delaware        100.00
   5             Mobil Oil B.V. ........................ The
                                                         Netherlands     100.00
   6               Mobil Oil, S.A. ..................... Spain           100.00
   5             Mobil Oil Hellas A.E. ................. Greece           99.97*
   4           Mobil Marine Transportation Limited ..... Canada          100.00
   5             Mobil Shipping and Transportation
                   Company ............................. Liberia         100.00
   4           Mobil Oil (Switzerland) ................. Switzerland     100.00
   4           Mobil Oil Aktiengesellschaft ............ Germany          90.00*
   4           Mobil Oil Australia Limited ............. Australia       100.00
   5             Vacuum Oil Company Proprietary
                   Limited ............................. Australia       100.00
   6               Mobil Refining Australia Pty LTD. ... Australia       100.00
   4           Mobil Oil Austria Aktiengesellschaft .... Austria         100.00
   4           Mobil Oil Egypt (S.A.E.) ................ Egypt              .36*
   4           Mobil Oil Hong Kong Limited ............. Hong Kong        99.90
   4           Mobil Oil Kazakhstan Inc. ............... Delaware        100.00
   4           Mobil Oil Maroc ......................... Morocco          87.55*



(Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)


--------------------------------------------------------------------------------


Mobil                              - 31 -

--------------------------------------------------------------------------------

                                   Exhibit 21

                                MOBIL CORPORATION
                         Subsidiaries of the Registrant

--------------------------------------------------------------------------------
                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                      Owned by
                                                       Organized     Immediate
Level                                                under Laws of    Parent
-----                                                -------------   ---------

   1    Mobil Corporation (concluded)
   2       Mobil International Petroleum
             Corporation (concluded)
   3         Mobil Petroleum Company Inc. (concluded)
   4           Mobil Oil New Zealand Limited ...........  New Zealand   100.00
   4           Mobil Oil Qatar Inc. ....................  Delaware      100.00
   4           Mobil Oil Turk A.S. .....................  Turkey        100.00
   4           Mobil Producing Netherlands Inc. ........  Delaware      100.00
   4           Mobil Saudi Arabia Inc. .................  Delaware      100.00
   4           Mobil Sekiyu Kabushiki Kaisha ...........  Japan         100.00
   4           Mobil Vietnam Inc. ......................  Delaware      100.00
   4           Mobil Yanbu Petrochemical Company Inc. ..  Delaware      100.00
   4           Mobil Yanbu Refining Company Inc. .......  Delaware      100.00
   4          Mobil Petrochemical Sales and Supply
                 Corporation ...........................  Delaware      100.00
   3         Mobil Petrochemicals International
               Limited .................................  Delaware      100.00
   3         Mobil Pipe Line Company ...................  Delaware      100.00
   3         Mobil Plastics Europe, Inc. ...............  Delaware      100.00
   4           Mobil Petrochemical Holdings Co. Inc. ...  Delaware      100.00
   3         Mobil Sales and Supply Corporation ........  Delaware      100.00
   4           Mobil Gas Liquids Trading, Inc. .........  Delaware      100.00
   2       Mobil Oil Corporation .......................  New York      100.00
   3         Mobil Alaska Pipeline Company .............  Delaware      100.00
   3         Mobil Chemical Company Inc. ...............  Delaware      100.00
   3         Mobil Development Nigeria Inc. ............  Delaware      100.00
   4           Mobil Producing Nigeria Unlimited .......  Nigeria        50.00*
   3         Mobil Exploration and Producing Services
               Inc.   ..................................  Delaware      100.00
   3         Mobil Exploration Nigeria Inc. ............  Delaware      100.00
   4           Mobil Producing Nigeria Unlimited .......  Nigeria        50.00*
   3         Mobil Oil Credit Corporation ..............  Delaware      100.00
   3         Mobil Oil Nigeria Public Limited Company ..  Nigeria        60.00
   3         Mobil Oil Refining Corporation ............  Delaware      100.00
   3         Mobil Technology Company ..................  Delaware      100.00
   3         Mobil Rocky Mountain Inc. .................  Delaware      100.00
   4           Mobil Investments Canada Inc. ...........  Delaware       65.31*
   2       Mobil Produccion E Industrialization de
               Venezula ................................  Delaware      100.00
   2       Mobil Producing Texas & New Mexico Inc. .....  Delaware      100.00
   2       Mobil Qatargas Inc. .........................  Delaware      100.00
   2       The Superior Oil Company ....................  Delaware      100.00







(Level indicates the parent/subsidiary hierarchical relationship.) (Asterisk indicates 100% ownership held by two or more Mobil subsidiaries.)


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Mobil                                  - 32 -